Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated January 10, 2023 to the currently effective Prospectuses for the following series of the Trust

(each, a “Fund,” and collectively, the “Funds”):

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Funds’ Prospectus.

The initial Outcome Period for the following Funds will commence on January 12, 2023:

Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund - Jan/Jul

Milliman 6-Year Buffered S&P 500 with Par Up Outcome Fund - Jan (II)

Milliman 6-Year Parred Down S&P 500 with Par Up Outcome Fund - Jan (II)

Investors should retain this supplement for future reference.